Exhibit 10.2

EXECUTION COPY

CONSENT AND AMENDMENT NO. 2

Dated as of October 14, 2015

to

CREDIT AGREEMENT

Dated as of December 19, 2014

THIS CONSENT AND AMENDMENT NO. 2 (this “Amendment”) is made as of October 14, 2015 by and among Superior Industries International, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 19, 2014 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent grant their consent to the Specified Transactions (as defined below) in respect of certain provisions of the Credit Agreement and agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Consent. The Borrower has notified the Administrative Agent and the Lenders that the Borrower wishes to undertake a number of related transactions, as outlined in the transaction step plan attached as Exhibit B hereto (including any revisions thereto approved in writing by the Required Lenders, the “Step Plan”), in connection with the restructuring of the organization of its Subsidiaries in order to achieve certain tax and other organizational objectives desired by the Borrower (all the steps outlined in the Step Plan being referred to herein as the “Specified Transactions”), and the Borrower has requested that, notwithstanding anything contained in the Credit Agreement, the Lenders agree that the Specified Transactions shall be disregarded for purposes of determining the Borrower’s compliance with Section 6.03 of the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Administrative Agent and the Lenders party hereto hereby agree that the Specified Transactions shall be disregarded for purposes of determining the Borrower’s compliance with Section 6.03 of the Credit Agreement (and, for the avoidance of doubt, the Administrative Agent and the Lenders party hereto hereby confirm the following consents immediately prior to the consummation of the Specified Transactions: (i) consent to the release of Superior Industries International Asset Management, Inc. (“SIIAM”) from its obligations under the Subsidiary Guaranty in accordance with Section 9.15(b) of the Credit Agreement, (ii) consent to the release of SIIAM from its obligations under the Security Agreement in accordance with Section 8.14.3 of the Security Agreement (and, for the avoidance of doubt, consent to the conversion of SIIAM to a Delaware limited liability company and waive the requirements set forth in Section 4.1.7 of the Security Agreement or elsewhere in the Credit Agreement solely with respect to such conversion) and (iii) consent to the release of the Borrower from its obligations under the Equity Interest Pledge Agreement dated February 13, 2015 with respect to the Equity Interests owned by the Borrower in Superior Industries de México, S. de R.L. de C.V. and Superior Industries Trading de México, S. de R.L. de C.V.). This specific consent applies only to the Specified Transactions and only for the express circumstances described above. This specific consent shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Lender pursuant to the Credit Agreement or any other Loan Document or (ii) a course of dealing or a consent to any departure by the Borrower from any other term or requirement of the Credit Agreement.

2. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Change of Control” and substituting in lieu thereof the following:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated, or whose nomination or election was approved, by the board of directors of the Borrower nor (ii) appointed by directors so approved or nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group.

(b) Section 6.03(a)(v) of the Credit Agreement is restated in its entirety as follows:

(v) (i) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to a Loan Party and (ii) any Subsidiary that is not a Loan Party may sell, transfer, lease or otherwise dispose of its assets to another Subsidiary that is not a Loan Party;

(c) Section 6.03(a)(viii) of the Credit Agreement is restated in its entirety as follows:

(viii) any Loan Party may sell or transfer Equity Interests in any Subsidiary owned by such Loan Party (any such Subsidiary a “Transferred Subsidiary”) to a wholly owned Subsidiary that is not a Loan Party; provided that no such sale or transfer shall be permitted under this Section 6.03(a)(viii) unless the Transferred Subsidiary proposed to be so sold or transferred, when taken together with all previous Transferred Subsidiaries sold or transferred in reliance on this Section 6.03(a)(viii), contributed an aggregate amount of less than ten percent (10%) of Consolidated EBITDA and contributed an aggregate amount of less than ten percent (10%) of Consolidated Total Assets at the time of the sale or transfer of such Transferred Subsidiary (it being understood and agreed that, for any Transferred Subsidiary, the amount of Consolidated EBITDA and Consolidated Assets contributed by it shall be determined as of the last day of the most recent fiscal quarter for which financial statements shall have been delivered pursuant to Section 5.01(a) or Section 5.01(b) (or, prior to the delivery of any such financial statements, the last day of the last fiscal quarter included in the financial statements referred to in Section 3.04(a)) at the time of the sale or transfer of such Transferred Subsidiary);

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3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.,
as the Borrower

By: Kerry A. Shiba
Name: Kerry A. Shiba
Title: Exec. VP & CFO

Signature Page to Consent and Amendment No. 2 to
Credit Agreement dated as of December 19, 2014
Superior Industries International, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By: Ling Li
Name: Ling Li
Title: Vice President

Signature Page to Consent and Amendment No. 2 to
Credit Agreement dated as of December 19, 2014
Superior Industries International, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: Anthony Pena
Name: Anthony Pena
Title: Senior Vice President